                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             OAKRIDGE ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):
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[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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
                              OAKRIDGE ENERGY, INC.
                             4613 Jacksboro Highway
                           Wichita Falls, Texas 76302



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Oakridge Energy, Inc.:

                  Notice is hereby given that the Annual Meeting of the Stockholders of Oakridge Energy, Inc. ("Company") will be held in the Board Room of the Wichita Falls Country Club, 1701 Hamilton Boulevard, Wichita Falls, Texas on Thursday, August 27, 1998, at 2:00 P.M., Wichita Falls Time, for the following purposes:

         (1)      To elect three directors of the Company; and

         (2) To transact such other business as may properly come before the meeting and any adjournments thereof.

                  The Board of Directors has fixed the close of business on Tuesday, July 28, 1998, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                  You are cordially invited to attend the meeting in person. If you desire to vote at the meeting in person, you may revoke your proxy at that time. In the meantime, the prompt return of your proxy, properly dated and signed, will ensure the attendance of a quorum at the meeting.

Dated:  July 31, 1998

                                        By Order of the Board
                                          of Directors




                                         /s/ DANNY CROKER
                                        Danny Croker, Assistant
                                          Secretary

                              OAKRIDGE ENERGY, INC.

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                 August 27, 1998

                        PROXY SOLICITATION AND REVOCATION

                  This proxy statement is furnished to the stockholders of Oakridge Energy, Inc. ("Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Meeting") for the purposes set forth in the attached notice of the Meeting.

                  All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, executive officers and employees of the Company may solicit proxies personally or by telephone. Arrangements will also be made with brokerage houses, nominees, fiduciaries and other custodians for the forwarding of solicitation material to the beneficial owners of common stock held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses.

                  Any stockholder has the power to revoke a proxy before its exercise by giving written notice of such revocation to the Secretary of the Company at the address provided below, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

                  The mailing address of the Company's executive offices is 4613 Jacksboro Highway, Wichita Falls, Texas 76302, and the approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to the Company's stockholders is July 31, 1998.

                                  ANNUAL REPORT

                  The Annual Report to Stockholders covering the fiscal year ended February 28, 1998, including financial statements, has previously been mailed to the Company's stockholders.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

                  As of July 28, 1998, there were issued and outstanding 4,781,909 shares of the Company's $.04 par value common stock. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock constitutes a quorum for all matters to be brought before the Meeting. In deciding all questions, a stockholder shall be entitled to one vote, in person or by proxy, for each share of common stock held in his name. Cumulative voting for the election of directors or for any other matter is not authorized. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

                  July 28, 1998 has been established by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                  As used for purposes of this Proxy Statement only, "shares owned beneficially" means the sole or shared: (i) voting power (the power to vote, or to direct the voting of, the Company's common stock); or (ii) investment power (the power to dispose, or to direct the disposition, of the Company's common stock).

                  The following table shows the beneficial ownership of the Company's common stock as of July 28, 1998 by: (i) each person known by the management of the Company to own more than 5% of the Company's outstanding common stock; and (ii) the executive officers and directors of the Company as a group.

NAME AND ADDRESS                                AMOUNT                           PERCENT
      OF                                     BENEFICIALLY                          OF
BENEFICIAL OWNER                                 OWNED                           CLASS
----------------                                 -----                           -----

Sandra Pautsky
4613 Jacksboro Highway
Wichita Falls, Texas 76302                    2,420,776(1)                        50.62%

Estate of Noel Pautsky, Deceased
4613 Jacksboro Highway
Wichita Falls, Texas 76302                      977,791(2)                        20.45

Flem Noel Pautsky, Jr.
4613 Jacksboro Highway
Wichita Falls, Texas 76302                      908,247                           18.99

Sandra Pautsky, Trustee of
  the Noel Pautsky Trust
4613 Jacksboro Highway
Wichita Falls, Texas 76302                      700,000                           14.64

Robert S. Allen
125 Ashlyn Ridge
McDonough, Georgia 30252                        306,700                            6.41

Executive officers and
directors as a group
(three persons)                               2,420,876(1)(2)                     50.63

--------------------------

(1) See information pertaining to Ms. Pautsky under "Election of Directors".

(2) Excludes 50,000 shares owned by Mr. Pautsky's widow and 908,247 shares owned by Flem Noel Pautsky, Jr. Mr. Pautsky was the trustee of the Flem Noel Pautsky, Jr. Trust, which owned such 908,247 shares of record until Mr. Pautsky's death.

                  As of the date hereof, a portion of the shares of the Estate of Noel Pautsky, Deceased in the Company are pledged as collateral for the Estate's bank borrowings. Neither the pledge arrangement nor Mr. Pautsky's death is believed to involve any potential for a change in control of the Company.

                              ELECTION OF DIRECTORS

                  Three directors are to be elected at the Meeting. It is intended that the proxies solicited hereby will be voted for the following nominees, all of whom are presently directors of the Company and two of whom (Ms. Pautsky and Mr. Croker) serve as executive officers of the Company:

                               BUSINESS                                           SHARES OF COMMON
                              EXPERIENCE                        YEAR             STOCK BENEFICIALLY
                              AND CURRENT                       FIRST            OWNED AS OF JULY 28,
                               POSITIONS                        BECAME               1998 (AND
  NAME AND AGE               WITH COMPANY                      DIRECTOR           PERCENT OF CLASS)
  ------------               ------------                      --------           -----------------

Sandra Pautsky - 56        Chairman of                           1986                   2,420,776(1)
                           Board of Directors                                             (50.62%)
                           of the Company
                           since July 9, 1998
                           and President of
                           the Company since
                           June 25, 1998;
                           Secretary-Treasurer of
                           the Company; Executive
                           Vice-President of the
                           Company from May 1992
                           until June 25, 1998

Danny Croker - 49          Vice President and                    1992
                           Assistant Secretary -
                           Treasurer of the
                           Company since May 1992
                           and owner of Exlco,
                           Inc., oil and gas
                           operations

Randy Camp - 45            Partner in the firm                   1992                         100*
                           of Moore, Camp, Phillips &
                           Company (or its predecessor
                           firms), Certified Public
                           Accountants, Wichita Falls,
                           Texas for more than the past
                           five years

---------------------

*        Represents less than 1% of outstanding common stock.

(1) Includes 977,791 shares owned by the Estate of Noel Pautsky, Deceased, of which Ms. Pautsky is the Independent Executrix. Also includes 700,000 shares owned by the Noel Pautsky Trust, of which Ms. Pautsky is the trustee and one of four beneficiaries. Ms. Pautsky disclaims any beneficial ownership of the shares owned by the Estate of Noel Pautsky, Deceased in excess of her 25% beneficial interest in the residual estate. Ms. Pautsky also disclaims any beneficial ownership of the shares owned by the Noel Pautsky Trust in excess of 175,000 shares (i.e., 25% of 700,000).

                  Noel Pautsky, who had been President of the Company since October 1973 and Chairman of the Board of Directors since December 1981, died on May 26, 1998. No person was selected as a nominee to succeed Mr.
Pautsky.

                  Sandra Pautsky was the daughter of Noel Pautsky, and Danny Croker was Noel Pautsky's stepson. There are no other family relationships among any of the directors or executive officers of the Company. Each of the directors and executive officers holds office from the date of his or her election for a period of one year or until his or her successor has been elected. None of the directors or executive officers is involved in any legal proceedings in which he or she is a party adverse or has a material interest adverse to the Company. None of the directors or executive officers has been involved in any legal proceedings which are material to an evaluation of his or her ability or integrity. Each of the nominees has consented to being nominated and serving as a director of the Company if elected at the Meeting.

                        BOARD OF DIRECTORS AND COMMITTEES

                  The Company's Board of Directors held three meetings during the fiscal year ended February 28, 1998. All directors were present at each meeting. In view of the small size of the Company's Board of Directors, the Company has no standing audit, nominating or compensation committees. The Board of Directors will consider nominees for the Board recommended by stockholders. Stockholders who wish to suggest nominees for the Board of Directors to be considered in connection with next year's Annual Meeting of Stockholders should write to the President of the Company, 4613 Jacksboro Highway, Wichita Falls, Texas 76302 prior to May 1, 1999 stating in detail the qualifications of the proposed nominee.

                  Executive officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors. The one director who is not an employee of the Company received an annual fee of $1,500 for serving as a director in the fiscal year ended February 28, 1998.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's common stock to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's common stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

                  Based solely on the Company's review of copies of forms it received and on written representations from the foregoing persons, the Company believes that during the fiscal year ended February 28, 1998, except as previously disclosed in the Proxy Statement for the 1997 Annual Meeting of Stockholders, all filing requirements under Section 16(a) of the Exchange Act were met on a timely basis by such persons.

                             EXECUTIVE COMPENSATION

                  The following table sets forth information regarding compensation for services in all capacities to the Company for the three fiscal years ended February 28, 1998 of Noel Pautsky, the Company's Chief Executive Officer until his death on May 26, 1998. No executive officer of the Company received total annual salary and bonus exceeding $100,000 in any of such years.

                                             ANNUAL COMPENSATION
     NAME AND                                -------------------              ALL OTHER
PRINCIPAL POSITION         YEAR              SALARY        BONUS           COMPENSATION(1)
------------------         ----              ------        -----           ---------------

Noel Pautsky               1998             $ 50,000    $  4,167               $ 1,428
President and              1997               50,000       4,167                 1,208
  Chief Executive          1996               50,000      24,917                   902
  Officer

-------------------

(1) All other compensation consisted of Company paid life insurance premiums.

                  The Company does not have employment agreements with any of its executive officers, has no material bonus, profit-sharing or stock option plans or pension or retirement benefits. The Company has a group health insurance plan which it makes available to all employees of the Company on a non-discriminatory basis. Pursuant to such plan, $25,000 in life insurance benefits are provided for all employees of the Company, with the amount of such benefits provided decreasing as certain age levels are reached. Because of the age provision, the amount of benefits provided to Mr. Pautsky's beneficiary were $13,750.

CERTAIN RELATIONSHIPS AND
  RELATED TRANSACTIONS

                  Sandra Pautsky is an executive officer, director and beneficial owner of in excess of 5% of the Company's outstanding common stock. In addition, the Estate of Noel Pautsky, Flem Noel Pautsky, Jr. (until Noel Pautsky's death, the Flem Noel Pautsky, Jr. Trust) and the Noel Pautsky Trust are the beneficial owners of in excess of 5% of the Company's outstanding common stock. Following Noel Pautsky's death, Sandra Pautsky may be considered to be the parent of the Company by virtue of her beneficial ownership of approximately 50% of the Company's outstanding common stock and her positions with the Company.

                  Ms. Pautsky, the Estate of Noel Pautsky, Mr. Pautsky, Jr. and the Noel Pautsky Trust each own undivided working interests in certain of the oil and gas leases in the North Texas area in which the Company also owns an undivided working interest and of which the Company serves as the operator. The Estate of Noel Pautsky also owns an undivided working interest in the oil and gas leases in Miller County, Arkansas in which the Company owns an undivided working interest. In accordance with standard operating procedures, the Company submits joint interest billings to such related parties and the other unaffiliated working interest owners in the properties which the Company operates on a monthly basis for their respective pro-rata shares of the costs incurred on the properties and the Company's fee for serving as operator for the preceding month. In addition, Exlco, Inc. ("Exlco"), 100% of whose outstanding stock is owned by Danny Croker, an executive officer and director, is allocated and bears a portion of the Company's office rent and supplies and bills the Company periodically for costs incurred on the Company's behalf, which billings are offset against the Company's billings to Exlco.

                  At February 29, 1996, Ms. Pautsky, Noel Pautsky, the Flem Noel Pautsky, Jr. Trust, the Noel Pautsky Trust, Mr. Croker and Exlco had accounts payable to the Company, representing their then unpaid joint interest and other billings, aggregating $2,907. During the two fiscal years ended February 28, 1998, the Company submitted monthly joint interest and other billings to such six parties totaling $64,190, and such parties paid the Company an aggregate of $39,519 with respect to such joint interest and other billings, leaving a balance of $27,578 owed by the six parties to the Company at February 28, 1998. In addition, during fiscal 1997 and 1998 the Company as operator paid Ms. Pautsky, the Noel Pautsky Trust and the Flem Noel Pautsky, Jr. Trust a total of $2,659 in revenues from working interests owned by them in certain of the Company's gas leases in North Texas and with respect to their interests in lease equipment transferred into the Company's inventory after abandonment by the Company of jointly owned leases in the North Texas area and, at February 28, 1998, owed them an additional $61,287 for such matters. The Company is following the same operating procedures outlined above in the fiscal year ending February 28, 1999.

                  On April 7, 1997, the Company purchased 60,000 shares of its common stock from Ms. Pautsky at a price of $2.875 per share. On April 1, 1998, the Company purchased an additional 20,000 shares of its common stock from Ms. Pautsky at a price of $3.20 per share. The prices paid by the Company to Ms. Pautsky approximated the market prices of the Company's common shares at the times of purchase.

                                   ACCOUNTANTS

                  The Board of Directors of the Company has selected the firm of KPMG Peat Marwick as the principal accountants to audit the financial statements of the Company for the fiscal year ending February 28, 1999. The firm has served as the Company's principal accountants since February 1992.

                  Representatives of KPMG Peat Marwick are expected to be present at the Meeting and will have an opportunity to make a statement at such Meeting, if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

                  Stockholders are entitled to submit proposals on matters appropriate for stockholder action in accordance with regulations of the Commission. Should a stockholder intend to present a proposal at the next Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company at the Company's principal executive offices at 4613 Jacksboro Highway, Wichita Falls, Texas 76302 by April 2, 1999 in order to be included in the Proxy Statement and form of proxy relating to that meeting. Notice of a stockholder proposal submitted outside the processes of the Commission's Rule 14a-8 will be considered untimely if received by the Company after June 17, 1999.

                                  OTHER MATTERS

                  The management is not aware at this date of any business, other than the matters set forth in the notice of the Meeting, that will come before the Meeting. If any other matters should properly come before the Meeting, however, it is the intention of the persons named in the proxy to vote thereon in accordance with their best judgment.

                  All information contained in this proxy statement relating to the security holdings of directors and executive officers of the Company is based upon information received from the individual directors and executive officers.

DATED:  July 31, 1998

                              OAKRIDGE ENERGY, INC.
                          PROXY SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


                  The undersigned stockholder of OAKRIDGE ENERGY, INC. ("Company") hereby appoints SANDRA PAUTSKY and DANNY CROKER, with power of substitution in each, as proxies to attend the Annual Meeting of Stockholders to be held in Wichita Falls, Texas on Thursday, August 27, 1998, and at any adjournments thereof and to act and specifically vote on behalf of the undersigned all stock of the Company owned by the undersigned as follows:

         1.       ELECTION OF DIRECTORS

FOR all nominees listed below                        WITHHOLD AUTHORITY
(except as marked to the con-                        to vote for all nominees
trary)                        [   ]                  listed below        [   ]

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

         Sandra Pautsky, Danny Croker and Randy Camp

         2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, WHICH IS MADE BY THE COMPANY.

Dated: ______________________, 1998.

                                                               _________ SHARES



                                           -------------------------------
                                           Signature


                                           -------------------------------
                                           Signature (if held jointly)

                                           PLEASE MARK, SIGN,
                                           DATE AND RETURN
                                           PROMPTLY THIS
                                           PROXY IN THE
                                           ENCLOSED ENVELOPE.


         When shares are held by joint tenants, both should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.